Exhibit 10.35

                                U.S. $ 18,000,000


                           REVOLVING CREDIT AGREEMENT


                                     between


                                THE TALBOTS, INC.


                                   as Borrower


                                       and


                        THE DAI-ICHI KANGYO BANK, LIMITED


                                    as Lender

                                TABLE OF CONTENTS



1.  DEFINITIONS................................................................1

2.  THE FACILITIES.............................................................4

3.  UTILIZATIONS OF THE REVOLVING CREDIT FACILITY..............................4

4.  REPAYMENT OF ADVANCES......................................................5

5.  INTEREST...................................................................5

6.  PAYMENTS AND ADVANCES......................................................6

7.  CHANGES OF LAW, ETC........................................................7

8.  REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS...............................9

9.  CONDITIONS OF DRAWDOWN....................................................11

10. COVENANTS.................................................................12

11. EVENTS OF DEFAULT.........................................................12

12. EXPENSES AND CHARGES......................................................14

13. ASSIGNMENT AND FACILITY OFFICES...........................................14

14. MISCELLANEOUS.............................................................15

                                    AGREEMENT

                           (REVOLVING CREDIT FACILITY)

                  THIS AGREEMENT, made as of the l4th day of April, 1998 by and among:

                  (1) THE TALBOTS, INC., a corporation duly organized and existing under the laws of the State of Delaware, and having its registered office at Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle, Delaware, U.S.A. (hereinafter called the "Borrower"), of the first part;

                  (2) THE DAI-ICHI KANGYO BANK, LIMITED, a banking corporation duly organized and existing under the laws of Japan and acting through its New York Branch at One World Trade Center, Suite 4911, New York, New York (hereinafter called the "Bank"), of the second part.

                  WHEREAS, the Bank has agreed to make available to the Borrower a revolving credit facility in the aggregate principal amount of Eighteen Million United States Dollars (U.S. $18,000,000), upon the terms and subject to the conditions set forth below in order to assist the Borrower in its general corporate requirements:

                  NOW, IT IS HEREBY AGREED as follows:

1.       DEFINITIONS

                  (a) In addition to the terms defined elsewhere in this Agreement, the following terms, except where the context otherwise requires, shall have the following meanings in this Agreement and the Schedules hereto:

                  "Adjusted London Interbank Offered Rate" applicable to the Term for any Advance means a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage. The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

                  "Advance" means, save as otherwise provided herein, any drawing (as from time to time reduced by repayment) made or to be made by the Borrower under the Revolving Credit Facility.

                  "Advance   Request"  means  a  request  for  Advance  made  in
accordance with Section 3.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Authorized Signatory" in relation to the Borrower and any communication to be made, or any document to be executed or certified, by the Borrower means, at any time, any person:

         (a) who is duly authorized to act on behalf of the Borrower in such manner as may be acceptable to the Bank, to make such communication, or to execute or certify such document, on behalf of the Borrower; and

         (b) in respect of whom the Bank has received a certificate of another Authorized Signatory of the Borrower setting out the name and signature of such person.

                  "Available Amount" for the calculation of the amount to be available to the Borrower on any proposed Drawdown Date means, at any time $18,000,000 less the aggregate amount of any outstanding Advances which will have not fallen due for repayment or have fallen due but remain outstanding on or before such Drawdown Date.

                  "Banking Day" means a day on which banks are open for business and foreign exchange transactions in New York City and the city designated by the Bank in accordance with Section 6(a)(i) and for interbank deposits in the London interbank market.

                  "Commitment" in relation to the Bank means, save as otherwise provided herein, the amount of Eighteen Million United States Dollars (U.S. $18,000,000) or, where the context so requires, the obligation of the Bank to advance up to the amount equivalent to such amount subject to the terms of this Agreement.

                  "Drawdown Date" in relation to any Advance means the date for the making thereof as specified in the Advance Request relating thereto.

                  "Dollars" and the sign "$" mean lawful currency for the time being of the United States of America.

                  "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents).

                  "Event of  Default"  means any of those  events  specified  in
Section 11.

                  "Facility Office" in relation to the Bank means the branch or office as may from time to time become its facility office hereunder in accordance with the provisions of Section 13.

                  "Jusco" means, Jusco Co., Ltd., a corporation duly organized and existing under the laws of Japan and having its principle office at 1-5-1 Nakase Mihama-ku, Chiba, 261-8515, Japan.

                  "London Interbank Offered Rate" applicable to any Term for any Advance means the rate per annum determined by the Bank in its sole discretion to be the respective rate in the London interbank market at approximately 11:00 a.m. (London time) on the date two Banking Days in London prior to the first day of such Term for the offering by the Bank in the London interbank market of deposits in U.S. Dollars for a period equal to such Term in amounts comparable to the principal amount of such Advance to which such Term applies, at the time as of which the Bank makes such determination.

                  "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Repayment Date" in relation to any Advance means the last day of the Term of such Advance subject to acceleration pursuant to Section 11(a).

                  "Requested Amount" in relation to an Advance Request means the principal amount of the Advance therein requested.

                  "Revolving Credit Facility" means the revolving credit facility of $18,000,000, as calculated in such manner as set forth herein, granted to the Borrower by the Bank in this Agreement as the same may be reduced from time to time in accordance with the provisions of this Agreement.

                  "Revolving Credit Period" means the period from April 17, 1998 to and including April 17, 2000, which can be extended any number of times for one year each thereafter pursuant to Section 14(j).

                  "Term" in relation to any Advance means the period for which such Advance is or is to be borrowed, as specified in the Advance Request relating thereto; provided that:

         (i) if any Term would otherwise end on a day that is not a Banking Day, such Term shall be extended to the next succeeding Banking Day unless such Banking Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Banking Day; and

         (ii) any Term which begins on the last Banking Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such
                  Term) shall end on the last Banking Day of a calendar month.

         (iii) in no event shall the Term go beyond the expiry of the Revolving Credit Period.

         (iv)     the Term is subject to acceleration pursuant to Section 11(a).

                  (b) In this Agreement, unless the context otherwise requires, words denoting the singular shall include the plural and vice versa, words denoting any gender shall include all other genders and references to a person shall include a corporation.

                  (c) The headings in this Agreement are for convenience only and shall not affect its construction.

                  (d)  Unless  provided   otherwise,   the  terms  "Section"  or
"Sections" shall refer to a Section or Sections of this Agreement.

2.       THE FACILITIES

                  (a) The Bank shall make available to the Borrower upon the terms and subject to the conditions hereof an amount not exceeding the Available Amount in Dollars. Within the foregoing limits, the Borrower may borrow hereunder, repay, or to the extent permitted by Section 7, prepay the Advances and re-borrow and draw Advances at any time during the Revolving Credit Period under this Section 2(a).

                  (b) The Bank will participate through its Facility Office in each Advance made hereunder.

3.       UTILIZATIONS OF THE REVOLVING CREDIT FACILITY

                  (a) Save as otherwise provided herein, the Borrower may from time to time request an Advance under the Revolving Credit Facility by delivery to the Bank by telex not later than 12:00 noon (New York City time) on the fifth Banking Day before the proposed Drawdown Date for such Advance, of a duly completed Advance Request therefor signed by an Authorized Signatory substantially in the form set out in the Schedule "A".

                  Notwithstanding the above, the Borrower may deliver an Advance Request on the date of this Agreement for the Advance to be made on April 17, 1998.

                  (b) Each Advance Request delivered to the Bank pursuant to subsection (a) above shall be irrevocable and shall specify:

                           (i) the proposed Drawdown Date, which shall be a Banking Day falling during the Revolving Credit Period;

                           (ii)     the amount of the proposed Advance; and

                           (iii) the Term, which shall be a period of one, three, or six months.

                  (c) The Bank shall, promptly after receipt by it of an Advance Request, confirm whether the proposed Advance shall be not more than the Available Amount. If the Bank determines that the proposed Advance exceeds the Available Amount, the amount of the proposed Advance in the Advance Request shall be deemed to have been reduced by such excess.

                  (d) The Bank shall, promptly after receipt by it of an Advance Request and in any event no later than 3:00 p.m. (New York City time) on the third Banking Day before the proposed Drawdown Date for such Advance notify the Borrower by telex or cable of its receipt of such Advance Request specifying:

                           (i)      the proposed Drawdown Date;

                           (ii)     the   amount   of   the   proposed   Advance
                                    determined pursuant to subsection (c) above and the Term of the proposed Advance; and

                           (iii) the account of the Borrower to which the proposed Advance shall be transferred.

                  (e) The Borrower may not request under this Section 3 more than one Advance to be made by the Bank on any one day and may not make any Advance Request between the date of any other Advance Request made hereunder and the Drawdown Date relating to such Advance Request.

                  (f) If the  Borrower  requests an Advance in  accordance  with
Section 3(a) and, on the proposed Drawdown Date for such Advance:

                  either:

                           (i) the representations and warranties set out in Section 8 are true by reference to the facts and circumstances then subsisting and no event has occurred which is or may (with the passage of time, the giving of notice or the making of any determination or any of them) become an Event of Default, or

                           (ii) the Bank agrees (notwithstanding that any of the matters referred to in (a) above is not satisfied) to the making of such Advance,

then, unless the Bank determines that any condition set out in Section 9 has not been satisfied, the Bank will forthwith transfer the funds into the account of the Borrower specified for this purpose in such Advance Request,

                           (iii)    any  Advance   shall  be  evidenced  by  the
                                    receipt duly executed on behalf of the Borrower, substantially in form as set out in Schedule "C" hereto.

4.       REPAYMENT OF ADVANCES

                  (a) Subject to the provisions hereof, the Borrower shall repay to the Bank the principal amount of each Advance in full on the Repayment Date relating thereto.

                  (b) The Borrower shall not prepay all or any part of any Advance outstanding hereunder except at the times and in the manner expressly provided herein but, subject to the terms and conditions hereof, shall be entitled to re-borrow any amount repaid.

5.       INTEREST

                  (a) The Borrower agrees to pay to the Bank interest on each Advance outstanding from time to time on the Repayment Date for such Advance in respect of the Term for such Advance at the rate that is the Margin referred to below above the Adjusted London Interbank offered Rate applicable for such Term. Interest shall accrue under this paragraph (a) on the basis of actual number of days elapsed during such Term and a year of 360 days and shall accrue from and including the first day of such Term to but not including the last day of such Term. The Margin shall be five-eighths of one percent (0.625%) per annum.

                  (b) Any overdue principal of and, to the extent permitted by law, overdue interest on any Advance or any other overdue amount payable hereunder shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 2-1/2% plus the quotient obtained (rounded upwards, if necessary, to the next higher 1/100 of 1%) by dividing (i) the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Banking Days, then for such other period of time not longer than six months as the Bank may elect) deposits in Dollars in which such overdue amount is payable in an amount approximately equal to such overdue payment due to the Bank is offered to the Bank in the London Interbank market for the applicable period determined as provided above by (ii) 1.00 minus the Euro-Dollar Reserve Percentage (or, if the circumstances described in Section 7(c) shall exist, at a rate per annum equal to the sum of 2-1/2% plus the rate of interest publicly announced by The Dai-Ichi Kangyo Bank, Limited in New York City from time to time as its Prime Rate). Interest payable pursuant to this paragraph (b) shall accrue on the basis of actual number of days elapsed and a year of 360 days.

                  (c) The Bank shall determine each interest rate applicable to each Advance hereunder. The Bank shall give prompt notice to the Borrower by telex or cable of each interest rate so determined, and its determination thereof shall be conclusive in the absence of manifest error.

6.       PAYMENTS AND ADVANCES

                  (a) All sums payable to the Bank hereunder or under any document contemplated hereby, including but not limited to payments of principal and interest and any costs or expenses, and all sums to be advanced by the Bank to the Borrower hereunder, shall be payable as follows:

                           (i) to the Bank, by payment in Federal or other immediately available funds not later than 11:00 a.m. (New York City time) on the day in question to such account at such bank as the Bank may designate; or

                           (ii) to the Borrower by payment to such account as the Borrower may direct in writing to the Bank from time to time.

                  The Books and records of the Bank with respect to any repayment of principal of and any payment of interest on any Advance shall be prima facie evidence of such repayment and payment, except for any manifest error.

                  (b) Notwithstanding anything to the contrary in paragraph (a) hereof, payments described therein may be made in such other manner as shall be reasonably directed by the Bank with notice to the Borrower prior to the next payment to which such instructions shall apply unless such other manner would materially increase the cost to the Borrower of making payments hereunder and the Borrower shall have given the Bank notice of its reasonable objection to such manner.

                  (c) All amounts payable by the Borrower hereunder, whether of principal or interest or otherwise, shall be paid in fall without set-off or counterclaim and free and clear of and without any deduction or withholding for or on account of any taxes, levies, imposts, duties, charges, fees, restrictions or conditions of any nature now or hereafter imposed by the United States of America or any other country, or any political subdivision or taxing authority thereof or therein. The Borrower shall indemnify the Bank against any such taxes, levies, imposts, duties, charges and fees (other than taxes on the overall net income imposed by any taxing authority in the jurisdiction in which the Bank's principal office or then actual Facility Office hereunder is located) which may be assessed against the Bank or claimed or demanded from the Bank in respect of any amount payable by the Borrower hereunder (including, without limitation, all amounts paid pursuant to this paragraph (c) of this Section) or in respect of the Bank's Commitment or any Advance, and against any costs, charges, expenses or liability arising out of or in respect of such assessment, claim or demand. In the event of the Borrower being compelled by the law of the United States of America or any other country, or any political sub-division or taxing authority thereof or therein to make any such deduction or withholding from any payment to or for the account of the Bank, then:

                           (i) the Bank shall, after consultation with the Borrower, use reasonable efforts to maintain its Commitment hereunder, or to make or maintain any Advance, through the intervention of an office other than its then Facility Office in order to avoid the Borrower's being required to make any payment of additional amounts under item
                                    (ii) below; and

                           (ii) the Borrower will pay to the Bank for the account of the Bank, such additional amount as will result after such deduction or withholding (and any further such deduction or withholding on such additional amounts) in the receipt by the Bank of the full amount which it would have been entitled to receive if the Borrower had not made such deduction or withholding. In the event that the Borrower is required as aforesaid to make a deduction or withholding the Borrower shall forward to the Bank, within fifteen
                                    (15)   days  of  each  such   deduction   or
                                    withholding,  evidence  satisfactory  to the
                                    Bank  (including all relevant tax receipts),
                                    that any amount so deducted or withheld  has
                                    been  duly   remitted  to  the   appropriate
                                    authority.

7.       CHANGES OF LAW, ETC.

                  (a) If any change in any applicable law, regulation, treaty or official directive of a competent authority (whether or not having the force of law) or in the interpretation or application thereof by any governmental or other authority charged with the administration thereof or by any court or if compliance by the Bank with any applicable direction, request or requirement (whether or not having the force of law) of any governmental or other authority:

                           (i) subjects the Bank to any form of duty or tax (except for taxes on the overall net income of the Bank imposed by any taxing authority in the jurisdiction in which the Bank's principal office or its then actual Facility office hereunder is located) with respect to its Commitment or any Advance, or any part thereof, or

                           (ii) changes the basis of taxation to the Bank of payments of principal of or interest on any Advance or any other payment due or to become due to it hereunder (except for a change in the rate of taxes on the overall net income of the Bank imposed by any taxing authority in the jurisdiction in which the Bank's principal office or its then actual Facility Office hereunder is located), or

                           (iii) imposes, modifies or deems applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any such requirement included in an applicable Euro-Dollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, the Bank (or its Facility Office) or shall impose on the Bank (or its Facility Office) or on the London interbank market any other condition affecting its Commitment or its participation of any Advance;

and the result of any of the foregoing shall be directly (1) to increase the cost to the Bank of maintaining its Commitment hereunder or making or maintaining an Advance or any part thereof or (2) to reduce the amount of any payment received or receivable by the Bank or any part thereof or (3) to require the Bank to make any payment or forego any interest or other return on or calculated by reference to the gross amount of any sum received or receivable by it from the Borrower hereunder, in any such case by an amount which the Bank shall consider to be material, then and in any such case:

         (A) the Bank shall notify the Borrower of the happening of such event promptly after becoming aware thereof and shall use reasonable efforts to maintain its Commitment hereunder, or to make or maintain an Advance through the intervention of an office other than its then Facility Office in order to avoid the Borrower's being required to make any payment of additional amounts under item (B) below; and

         (B) the Borrower shall pay to the Bank on demand from time to time by the Bank, such amount as the Bank may certify, on documentation setting forth the calculation thereof, to be necessary to compensate the Bank for such increased cost, reduction in the amount received or receivable, payment or foregone interest or other return; and

         (C) the Borrower shall be at liberty, on giving not less than thirty (30) days prior written notice to the Bank, either to prepay to the Bank, the whole (but not part only) of the relevant Advance, and any other amounts due or payable to the Bank hereunder together with such additional amounts as may be necessary to compensate the Bank for any direct costs and losses referred to in item (B) above or resulting from such prepayment, or (if the Drawdown has not yet been made) to cancel the obligation of the Bank to make the relevant Advance hereunder whereupon such obligation shall cease.

The certificate of the Bank as to any amount payable to or for the account of the Bank pursuant to item (B) or (C) above shall, save for any manifest error, be conclusive and binding upon the Borrower.

                  (b) If, by reason of (i) the adoption of any applicable law, regulation, treaty or official directive of a competent authority (whether or not having the force of law) or (ii) any change therein or in the interpretation or application thereof by any governmental or other authority charged with the administration thereof or by any court or (iii) compliance by the Bank with any applicable direction, request or requirement (whether or not having the force of law) of any governmental or other authority, it becomes (or becomes apparent that it is or will be) unlawful for the Bank to maintain or give effect to its obligations as contemplated by this Agreement, the Bank may, by written notice thereof to the Borrower declare that all of the Bank's obligations hereunder shall be terminated forthwith, whereupon the obligation of the Bank to make any Advance hereunder shall forthwith cease or, if any Advance has already been made, the Borrower shall prepay in full to the Bank the whole (but not part only) of its portion of any Advance and any other amounts payable hereunder together with such additional amounts as may be necessary to compensate the Bank for any costs and losses resulting from such prepayment, on such date on which any such adoption, change or compliance requires repayment.

8.       REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

                  (a) The Borrower hereby represents and warrants for the benefit of the Bank as of any Drawdown Date, and undertakes with the Bank as follows:

                           (i) the Borrower is a company incorporated with limited liability duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to make and perform this Agreement and any of the certificates, instruments or agreements herein referred to insofar as they pertain to the Borrower and to borrow hereunder and has taken all necessary corporate actions to authorize the execution, delivery and performance of this Agreement and all of the aforesaid documents;

                           (ii) each officer or attorney-in-fact of the Borrower who has executed and delivered this Agreement and the documents referred to in
                                    (i) above insofar as they pertain to the Borrower was duly authorized to execute and deliver the same on behalf of the Borrower;

                           (iii) this Agreement constitutes the legal, valid and binding obligations of the Borrower enforceable in accordance with its terms (subject, as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles), and the obligations of the Borrower hereunder rank and will at all times continue to rank at least pari passu in right of payment and in all other respects with all of its other unsecured unsubordinated obligations;

                           (iv) save as disclosed in writing to the Bank prior to the date of this Agreement, the Borrower has not given or permitted to exist any specific security on any property or assets of the Borrower (by way of lien, pledge, mortgage or other charge) for any loan, debt, guarantee or other liability or obligation contracted prior to the date of this Agreement and now existing;

                           (v) the Borrower has no outstanding liabilities or obligations whatsoever for borrowed money, save as disclosed in writing to the Bank prior to the date of this Agreement;

                           (vi) neither the execution nor delivery of this Agreement, nor the transactions herein contemplated, nor compliance with the terms, conditions and stipulations hereof will:

                                    (1)     contravene any provision of any law,
                                            statute,  decree, rule or regulation
                                            to which the Borrower is subject, or
                                            any  judgment,   decree,  franchise,
                                            order or permit applicable to either
                                            of them; or

                                    (2)     conflict,  or be inconsistent  with,
                                            or result in any  breach  of, any of
                                            the terms, covenants,  conditions or
                                            provisions   of,  or   constitute  a
                                            default  under,  or  result  in  the
                                            creation or  imposition of any lien,
                                            security    interest,    charge   or
                                            encumbrance upon any of the property
                                            or assets of the Borrower,  pursuant
                                            to  the  terms  of  any   indenture,
                                            mortgage,  deed of trust,  agreement
                                            or other  instrument,  to which  the
                                            Borrower is a party or  subject,  or
                                            by which the  Borrower or its assets
                                            may be bound; or

                                    (3)     cause  any limit or  restriction  on
                                            the  borrowings  or chargings of the
                                            Borrower, or any other limitation or
                                            restriction on the Borrower (whether
                                            imposed  by   statute,   regulation,
                                            agreement,   or   otherwise)  to  be
                                            exceeded or contravened; or

                                    (4)     violate   any   provision   of   the
                                            Certificate  of   Incorporation   or
                                            By-laws of the Borrower;

                           (vii) the Borrower has, or will by the date of the Drawdown have, received or obtained every authorization, consent and approval of, or exemption by, any governmental or public body or authority required to authorize, or required in connection with the execution, delivery and performance of this Agreement or the taking of any action hereby or thereby contemplated, and every such authorization, consent and approval, or execution is in full force and effect;

                           (viii) the Borrower is not and would not with the giving of notice or lapse of time or both be in material default under any agreement to which it is a party or subject or by which it may be bound, and no action, suit, arbitration proceeding, litigation or administrative proceeding before any court, board of arbitration or administrative body is presently in course or pending, or threatened, which default, litigation or proceeding would have a material adverse effect on the business, assets or financial condition of the Borrower, or which would adversely affect its ability to perform its obligations under this Agreement;

                           (ix) it is not necessary under the laws of Japan, the United States of America or any political subdivision or authority thereof or therein in order to ensure the validity, effectiveness and enforceability of this Agreement as against all persons and to make the same enforceable and admissible in evidence in the courts of competent jurisdiction in Japan, the United States of America or any political sub-division or authority thereof or therein, that this Agreement or any other instrument relating thereto be filed, registered or recorded in any public office or elsewhere in any manner; and

                           (x) the Borrower has not incurred any obligation for payment to any Affiliate, including Jusco, except for obligations which by their terms are subordinated to any and all claims by the Bank for amounts owing from the Borrower to the Bank under the Agreement.

                  (b) Fresh representations and warranties shall be deemed to have been made by the Borrower in the terms of paragraph (a) of this Section as of each Drawdown Date and also representations and warranties shall be deemed to have been made as of such date (i) that no event constituting, or which with the giving of notice or the passing of time or both would constitute, an Event of Default has occurred, and (ii) that no material adverse change in the assets, liabilities or financial condition of the Borrower or in the operations of the Borrower has occurred since the date of such accounts.

9.       CONDITIONS OF DRAWDOWN

                  (a) The obligations of the Bank to make the initial Advance hereunder is, at the option of the Bank, subject to the fulfillment (as determined solely by the Bank) of the following conditions prior to the
Drawdown:

                           (i) the Bank having received evidence satisfactory to it of good standing of the Borrower under the laws of the State of Delaware together with an up-to-date copy of its Articles of Incorporation and Bylaws (if any) (certified to be true copies and then currently in full force and effect by an appropriate officer of the Borrower);

                           (ii) the Bank having received (1) a reasonable number of copies (certified to be true copies and then currently in full force and effect by an appropriate officer of the Borrower) of such evidence (in the form of a resolution, by-law, or otherwise) as is
                                    valid   under  the  laws  of  the  State  of
                                    Delaware  to  verify  the  authority  of the
                                    Borrower to make the  borrowing on the terms
                                    and  conditions  of this  Agreement  and the
                                    authority  of the  Borrower  to execute  and
                                    deliver  this  Agreement  and (2) a power of
                                    attorney,  resolution  or other  evidence of
                                    the authority of the person named therein to
                                    sign  this  Agreement and any other document
                                    required   to  be  given  by  the   Borrower
                                    pursuant to this Agreement on behalf of the Borrower legally to bind the Borrower;

                           (iii) the Bank having received specimen signature, certified by an appropriate officer of the Borrower, of the person referred to in
                                    (ii)(2) above;

                           (iv) the Bank having received copies (certified to be true copies and then currently in full force and effect by an appropriate officer of the Borrower) of all governmental approvals, authorizations, consents and licenses necessary, if any, in connection with the execution or performance by the Borrower of this Agreement or in connection with the payment or remittance by the Borrower of any amounts pursuant hereto or thereto;

                  The obligation of the Bank to make any Advance hereunder is subject to the further condition that:

                           (i) no Event of Default (and no event which with the giving of notice, lapse of time or both would constitute an Event of Default) has occurred and is continuing as at the time of request for and the time of the making of the relevant Drawdown,

                           (ii) all of the representations and warranties given by the Borrower herein are true and correct in all respects as if made as at the time of request for and the time of the making of the relevant Drawdown; and

                           (iii) all the covenants of the Borrower contained herein have been fully complied with at the time of request for and the time of the making of the relevant Drawdown.

10.      COVENANTS

                  In  addition  to  other  covenants  and  undertakings   herein
contained, the Borrower hereby covenants with the Bank that so long as this Agreement is in effect:

                  (a) as soon as  practicably  possible after the end of each of the fiscal years of the Borrower, the Borrower will furnish the Bank with such financial statements and the related notes and schedules certified by independent public accountants, and copies, if any, (certified to be true copies by the Secretary or other appropriate officer of the Borrower) of the resolutions of its Board of Directors and/or the resolutions of its shareholders, if any, approving such financial statements as well as any reports made available to its Board of Directors or to its shareholders relating to such financial statements or to the business of the preceding fiscal year. The Borrower will also furnish the Bank with such additional financial information as the Bank may from time to time reasonably require;

                  (b) the Borrower will pay and discharge duly and punctually all taxes, assessments and governmental charges upon it or against any of its property prior to the date upon which penalties attach as a result of failure thereof, except to the extent that such taxes, assessments and governmental charges are being contested in good faith by appropriate proceedings, and adequate reserves shall have been set aside for the payment therefor,

                  (c) the Borrower will not, without the prior written consent of the Bank, dissolve, merge into or consolidate with any corporation or convey, transfer, lease or otherwise dispose of any substantial part of its assets to any other person, firm or corporation;

                  (d) the Borrower shall not create, assume or suffer to exist any mortgage, lien, pledge, charge, security interest or encumbrance of any kind ("Lien") on any asset now owned or hereafter acquired by it; other than (i) any Lien created on property, at the time of purchase thereof, solely as security for the payment of the purchase price thereof, (ii) any Lien arising merely by operation of law in the ordinary course of the business currently conducted by the Borrower and (iii) any Lien securing indebtedness maturity within one year after the date on which it is originally incurred; and

                  (e) the Borrower will not incur any obligation to any Affiliate, including Jusco, except for obligations which by their terms shall be subordinated to any and all claims by the Bank for amounts owing from the Borrower to the Bank under the Agreement.

11.      EVENTS OF DEFAULT

                  (a)      If any one of the following events shall occur:

                           (i) the Borrower fails to make payment when due and payable under this Agreement (whether at maturity or by acceleration) of any amount of the principal of or interest on any
                                    Advance   or  any   other   amount   payable
                                    hereunder  or,  if such  failure  is  caused
                                    solely  by  reasons  of   administrative  or
                                    technical   difficulties   affecting   money
                                    transfers and outside the control of the Borrower, such failure continues for five
                                    (5) days; or

                           (ii) any representation or warranty of the Borrower made or deemed to have been made herein or in any certificate, instrument or agreement delivered or to be delivered hereunder proves to have been untrue or incorrect when made or deemed to have been made in any material respect; or

                           (iii) any indebtedness of the Borrower contracted or incurred otherwise than under this Agreement is not paid at its stated maturity (as extended by any allowable grace period), or by reason of default on the part of the Borrower becomes due, or capable of being declared due by the holder or holders thereof  (assuming  the  giving of notice or
                                    lapse of time or both, if  required),  prior
                                    to its stated  maturity,  provided  that the
                                    aggregate of any such indebtedness so unpaid
                                    and/or  subject  to   acceleration   exceeds
                                    $500,000 or the equivalent thereof, or

                           (iv) any governmental approval, authorization, consent or license necessary in connection with the execution or performance of this Agreement or any other document required to be delivered by the Borrower pursuant to this Agreement is modified, revoked or withdrawn in a way materially prejudicial to the rights or remedies of the Bank hereunder; or

                           (v) the Borrower suspends or threatens to suspend its business operation, or the Borrower transfers or disposes of all or substantially all its assets; or

                           (vi) this Agreement ceases to constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with its terms; or

                           (vii) the Borrower commences any proceedings relating to any substantial portion of its property under any reorganization, arrangement, readjustment of debt, dissolution, winding up, adjustment, composition or liquidation law or statute of any jurisdiction, whether now or hereafter in effect ("Proceeding"), or there is commenced against the Borrower any Proceeding and such Proceeding remains undismissed for a period of forty-five (45) days or such longer period as the Bank, or any receiver, trustee, liquidator or sequestrator of, or for, the Borrower or any substantial portion of its property is appointed and is not discharged within a period of forty-five (45) days or such longer period as the Bank may agree, or the Borrower consents to or acquiesces in any Proceeding or the appointment of any receiver, trustee, liquidator or sequestrator of, or for, the Borrower or any substantial portion of its property; or

                           (viii) it becomes unlawful for the Borrower to perform any of its obligations under this Agreement then, and in any such event, and at any time thereafter if any such event shall then be continuing, the Bank may by written notice to the Borrower, terminate its obligations under this Agreement and/or declare to be forthwith due and payable the entire principal amount of the Advances then outstanding, together with accrued interest thereon, any fees and commissions, and all other amounts payable hereunder, whereupon the Bank's obligations under this Agreement shall terminate forthwith and the entire principal amount of the Advances then outstanding, together with accrued interest thereon, any fees and commissions, and any other amounts payable hereunder shall become immediately due and payable without demand or other notice of any kind, all of which are hereby expressly waived by the Borrower.

                  (b) Without prejudice to the foregoing provisions of this Section, the Borrower shall indemnify the Bank against any and all losses or expenses which the Bank may sustain or incur as a direct consequence of any default in payment of the principal amount of any Advances or any part thereof or interest thereon or any other amount due hereunder or as a direct consequence of the occurrence any Event of Default hereunder, including but not limited to, any and all losses or expenses sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain the Bank's portion of any Advances or any part thereof.

12.      EXPENSES AND CHARGES

                  (a) The Borrower shall pay to the Bank a commitment fee in Dollars computed at the rate of 0.3125% per annum on the daily undrawn Dollar amount of the Commitment as of the close of business of the day in respect of the period commencing on the date hereof and up to the last day of the Revolving Credit Period as amended or extended. The accrued commitment fee shall be payable in arrears on the last day of March and September in each year, and the last day of the Revolving Credit Period as amended or extended. The commitment fee shall accrue from day to day and be calculated on the basis of a year of three hundred and sixty (360) days and for the actual number of days elapsed.

                  (b) The Borrower shall upon demand reimburse the Bank, for its own account, for all reasonable out-of-pocket costs and expenses incurred by the Bank in connection with the negotiation, preparation and execution of this Agreement and any other certificate, instrument or agreement delivered or to be delivered hereunder, including but not limited to, fees, expenses and disbursements of legal counsel for the Bank incurred in the negotiation and preparation of this Agreement.

                  (c) The Borrower shall upon demand also reimburse the Bank, for its own account, for all reasonable charges and expenses, including but not limited to, fees, expenses and disbursements of legal counsel for the Bank, incurred in connection with the enforcement of or the preservation of, any rights under this Agreement following any default hereunder and any other certificate, instrument or agreement delivered or to be delivered hereunder.

                  (d) The Borrower shall pay or indemnify the Bank against any and all stamp, documentary, registration and other transaction duties, taxes or charges (if any) imposed by any governmental authorities to which this Agreement or any other certificate, instrument or agreement delivered or to be delivered hereunder may be subject or give rise or which may be payable or determined to be payable in connection with the execution, delivery, performance or enforcement of this Agreement and any other certificate, instrument or agreement delivered or to be delivered hereunder. The Borrower shall indemnify the Bank also against any and all liabilities directly resulting from delay or omission on the part of the Borrower to pay such duties, taxes or charges.

13.      ASSIGNMENT AND FACILITY OFFICES

                  (a) This Agreement shall be binding upon, and inure to the benefit of, the Bank, the Borrower and their respective successors and assigns.

                  (b) The Borrower shall not assign or transfer any of its rights and/or obligations under this Agreement.

                  (c) The Bank shall act initially through the branch or office of the Bank at the address set forth in section 14(b) hereof and subsequently through any other branch or office of the Bank hereafter selected from time to time by the Bank and notified to the Borrower as being the branch or office through which the Bank wishes to act for the purposes of this Agreement; provided, however, that the Bank shall not, without the prior written consent of the Borrower, select such other branch or office if the effect of such selection would be to obligate the Borrower to make any payment under Section 6(c) or
Section 7(a) which it would not otherwise be required to make.

                  (d) The Bank may at any time transfer all or any part of its rights, benefits or obligations under this Agreement (including in particular the rights and benefits provided in Sections 6(c) and (7) by assigning to any one or more banks or other lending institutions (each of which is hereinafter in this Section called an "Assignee") all or any part of the Bank's rights and benefits and/or obligations hereunder. Any such assignment of all or part of the Bank's obligations may only be effected if the Assignee becomes bound by the terms of this Agreement.

                  (e) If the Bank transfers its rights, benefits or obligations in accordance with paragraph (d) of this Section and so notifies the Borrower in writing, all relevant references in this Agreement to the Bank shall thereafter be construed as references to the Bank and/or its Assignee(s) to the extent of their respective assignment interests as so notified by the Bank and, in the case of any assignment of all or part of the Bank's obligations, the Borrower shall thereafter look only to such Assignee in respect of that proportion of the Bank's obligations hereunder as corresponds to the assignment interests assumed by such Assignee.

14.      MISCELLANEOUS

                  (a) No failure to exercise and no delay in exercising on the part of the parties hereto any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege hereunder. The rights and remedies of the parties herein provided are cumulative and not exclusive of any rights or remedies as provided by law.

                  (b) All notices, requests, demands or other communications to or upon the respective parties hereto (unless otherwise expressly stipulated in this Agreement and without prejudice to the provisions of paragraph (i) of this Section) shall be deemed to have been duly given or made if addressed as follows:

                           (i) if to the Bank, to The Dai-Ichi Kangyo Bank, Limited, New York Branch at One World Trade Center, Suite 4911, New York, New York 10048, U.S.A. (Telex Number: 420720;
                                    Answerback:   DKB   UI;   Facsimile:   (212)
                                    524-0579);

                           (ii) if to the Borrower, at the address set forth above (Telex Number: 948059; Answerback:
                                    TALBOTS HIHM; Facsimile: (617) 749-0865);

or to such other address or such other person as any of the parties hereto may from time to time hereafter specify to the others in the manner provided herein.

                  (c) Any notice, request, demand or other communication to be given or made hereunder shall be given or made by registered mail (if overseas mail, by registered airmail, postage prepaid), telex, cable or facsimile (confirmed by registered mail (if overseas mail, by registered airmail, postage prepaid) within twenty-four (24) hours of the dispatch of such telex, cable or facsimile) and shall be deemed to have been given or made, in the case of notice by domestic mail, three (3) days after posting, in the case of notice by overseas mail, seven (7) days after posting, in the case of notice by telex, when dispatched (provided the answerback relating thereto has been received), in the case of notice by cable, twenty-four (24) hours after dispatch and in the case of notice by facsimile, upon receipt at the facsimile number specified herein.

                  (d) Except as otherwise agreed by the Bank, all documents, instruments, statements or reports to be delivered or disclosed under this Agreement shall be in the English language or accompanied with certified English translations thereof.

                  (e) If for the purpose of obtaining judgment in any court in any country it becomes necessary to convert into any other currency any amount of Dollars (the "Specified Currency") due hereunder, then the conversion shall be made at the rate of exchange prevailing either on the date of default or on the Banking Day before the day on which the judgment is given, whichever shall be more favorable to the Bank. For this purpose "rate of exchange" means the spot rate at which the Bank is, in accordance with its normal practice, able on the relevant date to purchase the Specified Currency for the currency in which judgment is given. In the event that there is a change in the rate of exchange prevailing between the Banking Day before the day on which the judgment is given and the date of payment of the amount due, or in the event that there is a change between the rate of exchange used for obtaining such judgment and the rate of exchange prevailing on the date of payment, the Borrower will pay such additional amounts, if any, as may be necessary to ensure that the amount paid on such date is the amount in the currency in which the judgment was given which, when converted at the rate of exchange prevailing on the date of payment, is the amount then due under this Agreement in the Specified Currency.

                  (f) In case one or more of the provisions contained in this Agreement shall be deemed to be invalid, illegal or unenforceable in any respect under any applicable law, the other provisions contained herein shall not in any way be affected or impaired thereby.

                  (g) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  (h) The Borrower hereby irrevocably agrees that any legal action or proceedings arising out of or relating to this Agreement may be brought against the Borrower in any New York State or Federal court located in the Borough of Manhattan in New York City. The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue in any such court of any such proceedings and hereby irrevocably submits to the non-exclusive jurisdiction of each such court in any such proceedings. The Borrower hereby irrevocably designates, appoints and empowers, in connection with proceedings in any New York State or Federal court located in the Borough of Manhattan in New York City, CT Corporation System of which address at the date hereof is 1633 Broadway, New York, New York 10019 or such other address in New York City as the Borrower may hereafter notify the Bank in writing, as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such proceedings in any such court. Nothing herein shall affect the right of the Bank to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction or to serve process in any other manner permitted by law. The Borrower agrees that so long as this Agreement is in effect, it will maintain an agent for service of process in New York City and give prompt notice to the Bank of any change of address of such agent and of the name and address of any new agent appointed by it, as appropriate. The Borrower further agrees that the failure of its agent for service of process to give to it notice of any service of process will not impair or affect the validity of such service or of any judgment based thereon.

                  (i)  This   Agreement   may  be  executed  in  any  number  of
counterparts, each of which shall be an original but such counterparts shall together constitute but one and the same instrument. Any provision of this Agreement may be amended or waived it but only if, such amendment or waiver is in writing and is duly signed on behalf of the Borrower, and the Bank.

                  (j) The Revolving Credit Period may be extended any number of times in the following manner:

                           (i) If the Borrower desires to extend the Revolving Credit Period then effective, the Borrower shall give the Bank an irrevocable written request for extension in the form of Schedule "B" attached hereto at least one year and 30 days before each date on which the Revolving Credit Period then effective expires.

                           (ii) Upon receipt of such request the Bank will consider and decide whether the aforesaid request will be accepted and will give a written notice as to whether such request has been accepted or not on or prior to the day one year before the expiration of the Revolving Credit Period then effective.

                           (iii) When the Bank gives the Borrower a written notice of the acceptance for such request pursuant to the preceding item (ii), the Revolving Credit Period then effective will be extended for one year from the last day of such Revolving Credit Period. Otherwise, the Revolving Credit Period will expire on the last day of the Revolving Credit Period then effective.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or attorney-in-fact thereunto duly authorized as of the day and year first above written.

BORROWER:                              THE TALBOTS, INC.


                                   By: EDWARD L. LARSEN
                                       -----------------------------------------
                                       Name:   Edward L. Larsen
                                       Title:  Senior Vice President,
                                               Finance and CFO

THE BANK:                              THE DAI-ICHI KANGYO BANK, LIMITED


                                   By: HIRONOBU SHIRAISHI
                                      ------------------------------------------
                                      Name:   Hironobu Shiraishi
                                      Title:  Vice President &
                                              Department Head

                                   SCHEDULE A

                             FORM OF ADVANCE REQUEST

To:  The Dai-Ichi Kangyo Bank, Limited

From:  The Talbots, Inc.

Dear Sirs,

                  1. We refer to the Revolving Credit Agreement dated April 14, 1998 (the "Facility Agreement") and made between The Talbots, Inc. as borrower, and The Dai-Ichi Kangyo Bank, Limited. Terms defined in the Facility Agreement shall bear the same meaning herein.

                  2. We hereby give you notice that we wish an Advance to be made to the account in our name with (account number: under Section 3 of the Facility Agreement as follows:

                  (i)      Amount in Dollars

                  (ii)     Drawdown Date

                  (iii)    Term

                  3. We confirm that the borrowing to be effected by the aforesaid Drawdown Date will be within our corporate powers and will not cause any limit on our borrowings (whether imposed by our laws, regulations, agreement or otherwise) to be exceeded and that the representations and warranties, set out in Section 8 of the Facility Agreement are true as of the date hereof and will be true as of the Drawdown Date by reference to the facts and circumstances now subsisting and no event which is or may (with the passage of time, the giving of notice and the making of any determination under the Facility Agreement or any of them) become an Event of Default has occurred.

                                             Yours faithfully,

                                             THE TALBOTS, INC.

                                       By:
                                          --------------------------------------
                                      Name:
                                     Title:

                                   SCHEDULE B

                                                                          (Date)

                          FORM OF REQUEST FOR EXTENSION




To:      The Dai-Ichi Kangyo Bank, Limited
         New York Branch


                  Re: Revolving Credit Agreement dated as of April 14, 1998 among The Talbots, Inc. as borrower, and The Dai-Ichi Kangyo Bark Limited (the "Agreement")
                        --------------------------------------------------------

Dear Sirs:

                  Pursuant to Section 146)(i) of Agreement, we hereby irrevocably request to you the one year extension of the Revolving Credit Period (as defined in the Agreement) so that the Revolving Credit Period if extended pursuant to this request would expire on April 17, .

                  We would appreciate it if such extension would be accepted.

                                              Very truly yours,

                                              THE TALBOTS, INC.


                                       By:
                                          --------------------------------------

                                   SCHEDULE C




                                                                          (Date)

To:      The Dai-Ichi Kangyo Bank, Limited
         New York Branch
         One World Trade Center
         Suite 4911
         New York, New York 10048
         U.S.A.


Dear Sirs:

                                U.S. $18,000,000
                 Revolving Credit Agreement dated April 14, 1998

                  We hereby acknowledge receipt of made available by the Bank pursuant to Section 3 of the Revolving Credit Agreement dated April 14, 1998 (the "Facility Agreement") by and among ourselves as Borrower and The Dai-Ichi Kangyo Bank, Limited, New York Branch.

                  Terms defined in the Facility Agreement are used herein as therein defined.

                                              THE TALBOTS, INC.

                                       By:
                                          --------------------------------------
                                      Name:
                                     Title:

                                THE TALBOTS, INC.
                                 PROMISSORY NOTE


U.S. $18,000,000.00                                               April 17, 1998
                                                              New York, New York

                  FOR VALUE RECEIVED, The Talbots, Inc., a Delaware corporation (the "Company") hereby promises to pay to the order of The Dai-Ichi Kangyo Bank Limited, a banking corporation duly organized and existing under the laws of Japan and acting through its New York Branch (the "Bank") the principal amount of Eighteen Million United States Dollars (U.S. $18,000,000.00) or, if less, the unpaid principal amount of the Loans of the Bank outstanding under the Credit Agreement referred to below (the "Loans") on the dates and in the amounts, and to pay interest thereon on the dates and at the rates, specified in the Credit Agreement. All payments due to the Bank hereunder shall be made to the Bank at the place, in the type of funds and in the manner specified in the Credit Agreement.

                  Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereto the Loans and each payment or prepayment with respect thereto.

                  Presentation, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the Borrower. No delay or omission by the bank in exercising its rights under this Note shall operate as a waiver of such rights, nor shall the exercise of any right with respect to this Note waive or preclude the later exercise of such right or any other right.

                  This Note evidences the Loans made under, and is entitled to the benefits of, the Revolving Credit Agreement dated April 14, 1998 as the same may be amended from time to time (the "Credit Agreement"). Reference is made to the Credit Agreement for provisions relating to the prepayment and the acceleration of the maturity hereof.

                  This Note shall be governed by and construed in accordance with the law of the State of New York.

                                           THE TALBOTS, INC.


                                        By: EDWARD L. LARSEN
                                           -------------------------------------
                                           Name:    Edward L. Larsen
                                           Title:   Senior Vice President,
                                                    Finance and CFO